                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      ------------------------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                 April 17, 2002
                      ------------------------------------


                               IPC HOLDINGS, LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     BERMUDA
                -------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          0-27662                                    NOT APPLICABLE
  --------------------------             -------------------------------------
    Commission File Number                 (IRS Employer Identification No.)

                         AMERICAN INTERNATIONAL BUILDING
                                29 RICHMOND ROAD
                            PEMBROKE, HM 08, BERMUDA
                    (Address of Principal Executive Offices)


           ----------------------------------------------------------


                                 (441) 298-5100
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.           OTHER EVENTS.

         On April 17, 2002, IPC Holdings, Ltd., a Bermuda company ("IPC"), issued a press release (the "Press Release") announcing that its Board of Directors was proposing to its shareholders that KPMG be appointed as IPC's independent auditors.

         The Press Release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         The following exhibits are filed herewith:

Exhibit
Number            Description
------            ------------------------------------------------------------

99.1              Press Release dated April 17, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IPC HOLDINGS, LTD.

                                    By:      /s/ James Bryce
                                             -----------------------------
                                             Name:   James Bryce
                                             Title:  President and Chief
                                                     Executive Officer

Date:  April 17, 2002

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            ------------------------------------------------------------

99.1              Press Release dated April 17, 2002.


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